Note 8 - Loss per Share	9 Months Ended
Dec. 31, 2018
Earnings Per Share [Abstract]
Note 8 - Loss per Share

Note 9 – Loss per Share

The Company’s basic loss per share has been calculated using the weighted average number of common shares outstanding during the period. The Company had 108,999,521 and 84,116,413 shares of potentially dilutive common shares at December 31, 2018, and December 31, 2017, respectively. However, such common stock equivalents were not included in the computation of diluted net loss per share as their inclusion would have been anti-dilutive.